BRITISH COLUMBIA

Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

EVENT NUMBER: ____________ OFFICE USE ONLY

RECORDING STAMP

Mineral Tenure Act
SECTION 57 & 58

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: ☒ Mineral ☐ Placer

MINING DIVISION: ______________________

SELLER	PURCHASER
I, Marvin Mitchell (Full Name)	Chub Exploration Ltd (Full Name)
#1028-470 Granvills Street (Mailing Address)	509-4438 West 10th Ave (Mailing Address)
Vancouver (City), BC (Province)	Vancouver (City), BC (Province)
V6C 1V5 (Postal Code), 604 684-4297 (Telephone)	V6R 4R8 (Postal Code), 604 669-9740 (Telephone)
Client Number: 118613	Client Number:

For and in consideration of the sum of – One ——— 00/00 dollars ($ 1.00)
paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE	TENURE NUMBER	PERCENTAGE OF TITLE BEING SOLD
CHUB 1	413776	100%
CHUB 2	413777	100%
CHUB 3	413778	100%
CHUB 4	413779	100%
CHUB 5	413780	100%
CHUB 6	413781	100%
CHUB 7	413782	100%
CHUB 8	413783	100%
CHUB 9	413784	100%
CHUB 10	413785	100%

September 21, 2004
(Date)

[signature]
(Signature of Witness)

I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

[signature]
(Signature of Seller)*

* If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated

Page 2 of 2.

British Columbia

Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

EVENT NUMBER: ____________ OFFICE USE ONLY

RECORDING STAMP

Mineral Tenure Act
SECTION 57 & 58

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: ☒ Mineral ☐ Placer

MINING DIVISION: ____________

SELLER

I, Marvin Mitchell (Full Name)
#1028-470 Granvills Street (Mailing Address)
Vancouver , (City) BC (Province)
V6C 1V5 (Postal Code) 604 684-4297 (Telephone)
Client Number: 118613

PURCHASER

Chub Exploration Ltd (Full Name)
509-4438 West 10th Ave (Mailing Address)
Vancouver (City) BC (Province)
V6R 4R8 (Postal Code) 604 669-9740 (Telephone)
Client Number: ____________

For and in consideration of the sum of ____________ dollars ($ ____________)

paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE	TENURE NUMBER	PERCENTAGE OF TITLE BEING SOLD
CHUB 11	413786	100%
CHUB 12	413787	100%
CHUB 13	413788	100%
CHUB 14	413789	100%

I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

September 21, 2004
(Date)

[signature]
(Signature of Witness)

[signature]
(Signature of Seller)*

* If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.

MTL 115 Rev. 97/03